Semi-Annual Report

                                                        [LOGO]
                                               THE GABELLI
                                                   CONVERTIBLE
                                                   SECURITIES
                                                   FUND, INC.



                                 June 30, 1997

                                        [LOGO]
                               THE GABELLI
                                   CONVERTIBLE
                                   SECURITIES
                                   FUND, INC.

                    Our cover icon represents the
                    underpinnings of Gabelli. The Teton
                    mountains in Wyoming represent what we
                    believe in in America -- that
                    creativity, ingenuity, hard work and a
                    global uniqueness provide enduring
                    values and returns in an increasingly
                    complex, interconnected and
                    inter-dependent economic
                    world.

                    Investment Objective:

                    The Gabelli Convertible Securities Fund,
                    Inc. is a closed-end, diversified
                    management investment company whose
                    primary objective is to seek a high
                    level of total return through a
                    combination of current income and
                    capital appreciation by investing in
                    convertible securities.

                    This report is printed on recycled paper.

To Our Shareholders:

     In  the  second  quarter  of  1997,  equities
investors  concluded that inflation was just a bad
dream after all and that "Captain  Greenspan"  was
bringing the economy in for another soft  landing.
Blue chip stocks  remained in the  limelight,  but         [PHOTOGRAPH OMITTED]
smaller stocks  participated in the surge. The Dow
Jones Industrial Average (DJIA) gained 17.1%.                        [LOGO]
                                                            THE GABELLI
     For the  quarter  ended  June 30,  1997,  The              CONVERTIBLE
Gabelli   Convertible   Securities  Fund,   Inc.'s              SECURITIES
("Convertible  Securities  Fund") net asset  value              FUND, INC.
increased  3.5% to $11.38 after  adjusting for the
$0.12 per share  dividend  paid on June 27,  1997.
This  represents  an increase of 5.2% for the past
six  months  and 8.3% for the  twelve  months  and
compares to the average returns of 10.1% and 17.7%
for   the   Lipper   Analytical   Services,   Inc.
Convertible   Securities  Fund  Index  over  these
respective periods.

     The three- and five-year average annual returns of the Convertible Securities Fund were 9.8% and 9.6%, respectively. Since inception on July 3, 1989 through June 30, 1997, the Convertible Securities Fund achieved a 112.4% total return which represents an average annual return of 9.9%. Strong bond and equity markets in the U.S. helped to enhance the performance of convertible securities. Such an environment enables us to maintain the Fund's long-term profitability.

     The Fund's common shares on the New York Stock Exchange ended the quarter at $9.875, up 6.6% for the quarter, up 3.9% for the past twelve months and up 7.2% from its initial price of $11.25 on March 31, 1995 after adjusting for the dividends of $2.125 per share which were paid during this period.

     Our Fund is managed with the goal of achieving a 600-800 basis point spread above long-term treasury yields. We hope to generate these returns over the long term. This is the type of performance that our Fund has been known for and we anticipate will continue in the future. Of course, there are no guarantees.

     Over the past few months the Fund's shares have traded at an average discount of approximately 15% to the net asset value. At these price levels, the Fund is an ideal opportunity for investors to add to their positions. Our monthly cash purchase program provides an easy way for registered Shareholders to acquire additional shares at the current market price at no commission. In addition, to underscore that "we eat our own cooking", the Advisor and its affiliates have announced their intention to buy up to one million common shares in the open market (567,264 of which have been acquired to date).

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------
                                            Quarter
                               ---------------------------------
                               1st       2nd       3rd       4th       Year
                               ---       ---       ---       ---       ----
1997: Net Asset Value .....  $11.13    $11.38        __         __        __
      Total Return ........    1.7%      3.5%        __         __        __
--------------------------------------------------------------------------------
1996: Net Asset Value .....  $11.28    $11.33    $11.23     $11.08    $11.08
      Total Return ........    3.6%      1.6%      0.3%       2.6%      8.4%
--------------------------------------------------------------------------------
1995: Net Asset Value .....  $11.14    $11.51    $11.64     $11.01    $11.01
      Total Return ........    5.1%      5.2%      3.0%       1.1%     15.0%
--------------------------------------------------------------------------------
1994: Net Asset Value .....  $11.54    $11.39    $11.60     $10.60    $10.60
      Total Return ........    0.2%     (1.3)%     1.8%      (0.9)%    (0.2)%
--------------------------------------------------------------------------------
1993: Net Asset Value .....  $12.07    $12.36    $12.75     $11.52    $11.52
      Total Return ........    5.4%      2.4%      3.2%       1.5%     13.1%
--------------------------------------------------------------------------------
1992: Net Asset Value .....  $11.29    $11.52    $11.90     $11.45    $11.45
      Total Return ........    3.5%      2.0%      3.3%       3.6%     13.0%
--------------------------------------------------------------------------------
1991: Net Asset Value .....  $11.06    $11.27    $11.57     $10.91    $10.91
      Total Return ........    5.6%      1.9%      2.7%       1.8%     12.5%
--------------------------------------------------------------------------------
1990: Net Asset Value .....  $10.56    $10.68    $10.56     $10.47    $10.47
      Total Return ........    1.5%      2.1%     (1.1)%      3.8%      6.3%
--------------------------------------------------------------------------------
1989: Net Asset Value .....     __        __     $10.54     $10.51    $10.51
      Total Return ........     __        __       5.4%(b)    0.8%      6.3%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - June 30, 1997 (a)
                   ------------------------------------------

             1 Year ......................................    8.3%
             5 Year ......................................    9.6%
             Life of Fund (b) ............................    9.9%
--------------------------------------------------------------------------------

(a) Total return and average annual return reflect changes in net asset value and reinvestment of dividends and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. (b) From commencement of operations on July 3, 1989. (c) The Fund converted to closed-end status on March 31, 1995.

                                Dividend History
--------------------------------------------------------------------------------
Payment Date                      Rate Per Share              Reinvestment Price
------------                      --------------              ------------------
June 27, 1997                         $0.120                      $ 9.96
March 27, 1997                        $0.120                      $ 9.63
December 27, 1996                     $0.375                      $ 9.51
September 23, 1996                    $0.120                      $ 9.73
June  24, 1996                        $0.120                      $10.17
March 25, 1996                        $0.120                      $10.41
December 27, 1995                     $0.750                      $10.95
September 27, 1995                    $0.200                      $11.10
June 27, 1995                         $0.200                      $11.21
December 31, 1994                     $0.900                      $10.60
December 31, 1993                     $1.425                      $11.52
December 31, 1992                     $0.876                      $11.45
December 31, 1991                     $0.865                      $10.91
December 31, 1990                     $0.490                      $10.47
June 28, 1990                         $0.100                      $10.68
March 29, 1990                        $0.100                      $10.55
December 29, 1989                     $0.115                      $10.51
--------------------------------------------------------------------------------

What We Do                                                E        P
                                                          P        M
     We  do  what  is   described   as  bottom  up        S        V
research:  we read  annual  reports;  we visit the
competition;  we talk to customers; we go belly to        MANAGEMENT
belly with  management.  In past reports,  we have       ------------
tried to articulate our investment  philosophy and        CASH FLOW
methodology.   The   following   graphic   further       ------------
illustrates   the   interplay   among   the   four         RESEARCH
components of our valuation approach.                    ------------

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify securities that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. securities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Our Investment Objectives

     Our mandate is to preserve and enhance our shareholders' wealth through a conservative, disciplined approach to convertible securities investing. Our goal is to generate profitable returns in strong markets and protect principal in weak markets by taking advantage of the unique characteristics of convertible securities.

Convertible Securities are "Hybrids"

     The convertible securities market consists of bonds, debentures, corporate notes, preferred stocks and warrants or other similar securities which may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Converts are "hybrid" securities that combine the capital appreciation potential of equities with the higher yield of fixed income instruments.

     Our strategy incorporates the purchase of convertible securities which are trading at a premium above parity with the common stock but which generally provide a higher yield and, over time, capital appreciation. We will also seek out "busted" converts, where the underlying common stock has dropped significantly and the values of both the conversion privilege and the convert are down. Such securities will provide both high yields and long-term capital appreciation potential.

COMMENTARY

The Economy and the Stock Market:  Having Your Cake and Eating It Too

     From 1995 through the second quarter of 1997, equities investors have enjoyed their just desserts. Modest economic growth, low inflation, and strong corporate earnings have translated into spectacular equities returns. The "What Me Worry" market cheerleaders are now projecting these favorable conditions forward indefinitely in order to justify high equities valuations and to support their fantastic predictions for the Dow and S&P. We look at the same picture and wonder whether all the economic components that have combined to propel this historic market advance are sustainable.

     If it is truly different this time around, the stock market tree can grow to the sky. Stocks probably deserve to trade at 20 times earnings or higher if the following scenario holds: the Federal Reserve and corporate managements have really tamed the business cycle; inflation is truly dead rather than dormant; further cost cutting and productivity gains allow American corporations to continue to grow earnings at three to four times top line revenues; and there are no major political or financial accidents here or abroad. In other words, everything has to remain right for the fundamentals to raise the safety net -- we just do not have a "margin of safety".

     Let's look at what's been going so right and what could go wrong. We have to applaud Alan Greenspan's Federal Reserve and corporate managements for reducing economic volatility. More modest but sustainable economic growth is vastly preferable to the boom/bust business cycles of the past. The business cycle has not disappeared, but the 31/2 billion new consumers in the global market place have added extra secular growth to the global economy, perhaps diluting the cyclical effects of economic policy most of us have lived through. We do not believe inflation is dead, but it is certainly subdued.

     Can net earnings continue to outpace top line revenue growth? Corporate America has been on "Slim Fast" for almost a decade. Management has restructured and technology has contributed to enormous productivity gains. How much more efficiently can we run our businesses? Rebounding from 1994's inventory bubble, S&P 500 earnings grew approximately 18% in 1995. These earnings rose nearly 10% in 1996, and are projected to advance another 9% to 11% in 1997. These are impressive numbers considering the economy has chugged along at a modest 3% to 4% annual growth rate over this same time period. Will we retreat to a more normal relationship between top line revenue and earnings growth? Return on equity has exceeded the expectation of even the most optimistic.

     This year, equities investors have been so concerned about inflation and the potential for higher interest rates while praying so fervently for a slower economy, they seem to have lost sight of the fact that one of the consequences may be corporate earnings growth below "enhanced expectations." With Europe and the Far East gaining economic momentum, second half earnings for U.S. Internationals should be okay, with an obvious yellow flag associated with "currency" adjustments. But, we are likely to see disappointments domestically. Investors' recent reaction to warnings of earnings shortfalls from a string of leading technology companies may be duplicated in other industry groups in the next six months.

     The final piece of the puzzle is always the most difficult to predict--some form of political or financial accident that could spread like a California brush fire in the increasingly interconnected global economy and capital markets. That is the "G Factor" - only God knows.

     What do we conclude from all this conjecture? If we continue to be blessed with this highly favorable economic backdrop for equities, the stock market can continue to advance, albeit at a much less torrid pace than we have enjoyed over the last 21/2 years. Equities investors can continue to have their cake and eat it too, but it will be served in significantly smaller portions. If there proves to be one or more flies in the ointment, we could see a substantial correction that lasts for more than just a few weeks. We also believe we are entering what could be an extended phase of a market of stocks rather than a stock market. Investors have been broadening their horizons as evidenced by the much stronger relative performance of broader market indices. This would indicate that individual stock fundamentals are becoming as important as sheer market momentum in the decision making process.

Cable Television: One Man's Junk is Bill Gates' Treasure

     We have been analyzing the cable television (CATV) stocks for many years. We've experienced the thrill of victory--the pricing deregulation and rampant consolidation of the industry in the mid-eighties--and over the last few years, the agony of defeat--re-regulation and the threat of competition from telcos and satellite broadcasters. Through it all, we have viewed cable TV as a good long-term investment. The business has most of the economic and financial characteristics we favor: an identifiable franchise, high operating margins, and strong cash flow. We are aware of the negatives: lousy service by new entrants, high debt, the need for a second round of substantial capital investment to technologically upgrade systems, and the prospect for increased competition. However, we remain confident that the value of all those connections to American homes will ultimately be recognized.

     Cablevision, Inc. (CVC - $53.50 - ASE) best illustrates the recent trials and tribulations of cable television operators and investors. A great growth company in the 1980s, Cablevision built a terrific franchise in the New York metropolitan area. They were also early to recognize the potential of cable networks and programming by investing in American Movie Classics, Bravo, eight regional sports networks, and 50% of MSG (Madison Square Garden, the NY Knicks and the NY Rangers). In the process, they leveraged the company to the hilt and were as vulnerable as anyone to potential competition from News Corporation Limited (NWS - $19.25 - NYSE) Chairman Rupert Murdoch's plan for a national satellite broadcast system--labeled by Wall Street as the "Death Star" for the CATV industry. In the last year, Cablevision stock fell from the mid $50's to a low of $25 per share.

     Then, things got interesting. Murdoch's Death Star was grounded. Recognizing cable television lines were likely to continue to be the speediest data transmission highway into the home, Microsoft Corporation's (MSFT - $126.375 - NASDAQ) Bill Gates invested $1 billion in Comcast Corporation (CMCSA
- $20.9375 - NASDAQ), instantly ratcheting up the value of every cable television link in the country. Cablevision moved quickly to further consolidate its system by swapping 33% of its stock to Tele-Communications, Inc. (TCOMA - $14.875 -

NASDAQ) in return for an additional 820,000 subscribers in the New York metropolitan area. It then closed on the remaining 50% of MSG from its partner ITT Corporation (ITT - $61.0625 - NYSE). Finally, in a particularly deft move, Cablevision sold 40% of its Rainbow cable network and programming unit to News Corp's Fox unit for $850 million, bolstering both its network/programming assets through a planned national sports network with its new partners and its debt heavy balance sheet. Cablevision's stock went from deep in Wall Street's doghouse to the penthouse almost overnight. We expect a lot more from Cablevision.

     Although a much more diversified media company, Time Warner Inc. (TWX - $48.25 - NYSE) stock has been stuck in the mud due to its substantial cable television operations. Chairman Gerald Levin has been pressured by Wall Street and several large institutional and corporate shareholders to reduce the company's exposure to the business by off-loading cable systems to US West Media Group (UMG - $20.25 - NYSE) in return for its minority stake in Time Warner Entertainment. Believing Levin would be forced to throw in the towel on cable, US West Media Group held out for a higher price (more cable subscribers) than Levin was willing to part with. Perhaps US West Media has outfoxed itself. With the escalating value of its assets, Time Warner is now in the driver's seat in negotiating a deal. We believe Time Warner will eventually reduce its exposure to cable and focus more on its programming and publishing assets. When they pull the trigger on cable, they will get a much better price.

Let's Make a Deal

     News Corp/International Family Entertainment

     In the long running game show Let's Make a Deal, host Monty Hall would urge his contestants to deal for the fabulous prizes hidden behind door number one, two, or three. This quarter, we've had portfolio prizes hidden behind all three doors. Seeking a national distribution channel for its children's programming and shut out by a Supreme Court ruling upholding "must carry" requirements, News Corp. wooed and won International Family Entertainment, Inc. (FAM - $34.375 -
NYSE).

     We believe the current "Let's Make a Deal" market may run as long as the popular game show. There is tremendous liquidity in the financial system. With modest top line revenue growth, minimal pricing flexibility, and limits to further margin expansion through cost cutting and productivity gains, the ability of many companies to grow earnings from existing operations is restrained. The answer for many will be to grow via acquisitions. This will not take the form of the re-conglomeratization of American business. Instead, we will see larger companies buying smaller niche companies to complement their existing businesses. This feeds nicely into our focus on smaller niche franchises and we expect to be bidding a fond farewell to additional portfolio holdings in the years ahead. We identified the "urge to consolidate" in previous reports to you. We have announced and heralded this Third Wave of Mergers in all of our letters to you since General Electric attempted a hostile takeover of Kemper in February 1994. A reduction in long-term capital gains rates will provide another accelerant to an already raging fire.

The Last Shall Be First

     Our investment thesis is that if you buy good businesses at the right price, and hold them long term, you will eventually earn a satisfactory return. Often, it takes quite awhile for the corporate values we identify to be recognized by other investors. Generally, our patience is rewarded. This quarter, many of our sleepers have come to life. Cablevision (CVC - $53.50 - ASE) and GenCorp Inc. (GY - $23.125 - NYSE) were among our top performers, posting large percentage gains after somewhat extended naps. If you factor in our holding periods, there are not many grand slam home runs. These are singles and doubles, and in some cases, the count is just now even. But, they are helping to produce the kind of consistent investment progress our value discipline is designed to produce. In this age of instant gratification, most investors are simply not willing to wait on stocks that aren't moving. They dump and run, chasing momentum not value. This may work well during roaring bull markets. But, over the long term and through the market cycles, it has not proven to be a particularly effective way to generate superior returns.

Preferred Stock -- An Investment For The Future

     In the first quarter the Board of Directors of The Gabelli Convertible Securities Fund authorized management to consider an offering of preferred stock. On May 16th the Fund successfully completed its offering of cumulative preferred stock which was rated 'AAA' by Standard and Poor's. Shareholder response has been positive and we appreciate the efforts of Smith Barney and Gabelli & Company, Inc., the underwriters, and wish to thank and welcome all those investors who participated.

     The Fund issued 1,200,000 Preferred Shares at $25 with an annual dividend rate of $2.00 per share paying quarterly starting in September 1997. The Preferred Shares are trading on the New York Stock Exchange under the symbol GCV Pr. We thought we would answer some questions about preferred stock.

Q:  What is Preferred Stock?

     Preferred stock is a form of equity investment which has certain rights that differ from those of common stock. In our case, the preferred stock was issued at $25 per share with a fixed dividend rate of $2.00. The Fund is obligated to pay this dividend to the Preferred Shareholders before any dividends are paid to the holders of common shares. Thereafter, any return earned in excess of this dividend rate would work to benefit the Common Shareholders.

Q:  How would Preferred Shares benefit Common Shareholders?

     Through June 30, 1997, the Convertible Securities Fund has earned a 9.9% average annual return. The only obligation that the Fund has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the
Fund's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of adding wealth for our Common Shareholders.

     As an additional benefit, since the Preferred Offering increases the Fund's overall capital base, fixed costs of the Fund are spread over more assets. Thus, a lower expense ratio will work to benefit Common Shareholders.

   Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. Common Shareholders thus avoid having to pay taxes on that portion of taxable income that previously would have been distributed to them. By deferring these taxable distributions and taxes associated therewith, the net asset value of the common shares are likely to grow at a faster rate.

Q:  Why did the Fund consider Preferred Shares?

     Right now, long-term interest rates are at relatively low levels. The dividend rate that the Fund is required to pay on the Preferred Shares is related to long-term rates. In this environment, we have a great opportunity to create value by earning a return in excess of the Preferred's dividend rate over the long term. Therefore, we believe this represents an opportunistic time for the Fund to take advantage of these low rates.

Q:  Will Gabelli Funds, Inc. be paid a management fee on the Preferred Capital?

     With the completion of the preferred offering, the Advisor has agreed to waive the management fee on the incremental assets if the return on the Fund does not exceed the stated dividend rate on the Preferred Shares.

Q:  What were the offering costs involved with the Preferred Shares?

     Consistent with our conservative approach, the Fund issued the Preferred Shares in a cost efficient manner at less than $0.18 per share. Although this offering crimped our results for the quarter -- 3.5% versus 5.1% had the Preferred Shares not been issued -- this modest investment provides the underpinnings for successful returns in the future.

Let's Talk Converts

     The following are specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications, Inc. (ATI.B - $28.50 - NYSE; ATI.C - $48.00 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. Roughly half of the company's current 8.5 million world-wide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of US West Media Group's domestic cellular operations and its stake in PrimeCo Personal Communications in a transaction valued at $5 billion. The companies expect to close the transaction no later than early next year.

Chock Full o'Nuts Corporation (Sub. Deb. Cv., 8.00%, 09/15/06;  7.00%, 04/01/12)
roasts, packages and distributes regular, instant and specialty coffees and teas. The company also has a growing institutional distribution business that supplies coffee and food products to restaurants and businesses. Chock Full o'Nuts is developing a chain of retail drive-through coffee outlets called Quikava. Both the 8% convertible bonds, due in 2006, and the 7% convertible bonds, due in 2012, offer investors an attractive way to participate in the future of Chock Full o'Nuts.

Fieldcrest Cannon, Inc. (Sub. Deb. Cv., 6.00%, 03/15/12) is a well-known manufacturer of household textile products; sheets, pillow cases, towels, bedspreads and blankets. Management has undertaken several restructuring steps which are anticipated to result in significant increases in operating margins and net income. We believe stable cotton prices, higher mill activity, lower interest expenses and an improving economic environment will accelerate Fieldcrest's earnings recovery. Fieldcrest's 6% convertible debentures, due in March 2012, provide an attractive alternative to Fieldcrest's common stock.

HSN, Inc. (Sub. Deb. Cv., 5.875%, 03/01/06) is the new name for the surviving company comprised of Silver King Communications, Home Shopping Network and Savoy Pictures Entertainment. The combined companies are guided by a new board, chaired by Barry Diller. In May, HSN, Inc. announced plans to acquire the 47.5% interest in Ticketmaster Group Inc. (TKTM - $16.625 - NASDAQ) held by Paul Allen (a co-founder of Microsoft Corporation) in a stock-to-stock transaction. Allen would thereby receive shares representing about 11% of HSN's equity.

International Family Entertainment, Inc. (FAM - $34.375 - NYSE) is a Virginia-based entertainment company with production and distribution operations around the world. With such key assets as The Family Channel, MTM and Cable Health Club, FAM is a leading provider of cable programming oriented toward families. The Family Channel is performing exceptionally well, and MTM has been re-energized. FAM has created an exceptional franchise which attracted News Corporation Limited (NWS - $19.25 - NYSE), whose Fox Kids Worldwide Inc. unit agreed to buy FAM for $35 a share cash in a transaction valued at $1.9 billion.

Mafco Consolidated Group, Inc. (MFO - $33.50 - NYSE) completed its merger with Mafco Holdings Inc., which acquired the remaining 15 percent of Mafco Consolidated's publicly-held common shares for $33.50 a share, or $150.8 million in cash. Mafco Consolidated is a holding company, owning about 36% of M&F Worldwide Corp. (MFW - $8.75 - NYSE), a producer of licorice extract, and about 64% of Consolidated Cigar Holdings Inc. (CIG - $27.75 - NYSE).

Rhone-Poulenc Rorer, Inc. (RPR - $90.875 - NYSE) announced that its majority shareholder Rhone-Poulenc SA, was considering a $4.3 billion ($92-per-share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998, whether or not it goes through with the Rhone-Poulenc Rorer buyout. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the last decade. Driven by a desire to break up conglomerates, most large groups that once had both chemicals and pharmaceutical businesses have opted for one activity or the other. Rorer's independent directors are expected to form a special committee to evaluate the offer.

Sequa Corporation (SQA.A - $56.375 - NYSE; SQA.B - $62.25 - NYSE) is an aerospace, chemical, can machinery and automotive product company. 1996 sales were $1.4 billion. Its diversified businesses range from overhauling jet engines to manufacturing specialty chemicals. The Chromalloy division, which generates over $900 million in revenue, is the leader in the repair, replacement and overhaul of gas turbine engines. Sequa launched a program to divest less profitable operations, thereby unmasking this crown jewel. Sequa's estimated private market value is over $100 per share.

Tambrands Inc. (TMB - $49.875 - NYSE) agreed to be acquired by Procter & Gamble Company for $2 billion in cash and assumed debt. P&G will pay $50 a share in cash, or $1.85 billion, and assume $150 million in debt for Tambrands. The purchase would make P&G the largest producer of feminine hygiene products. P&G will give Tambrands the financial resources, marketing experience and distribution network to expand sales outside the U.S. While Tambrands has half of the U.S. tampon market, valued at $800 million, sales are much lower in foreign markets. P&G hopes to distribute Tampax in Latin America and Asia, which have more than half of the world's population yet account for less than 5 percent of Tampax's volume sales. The transaction is expected to be completed during the third quarter of 1997.

Thomas Nelson Inc. (Sub. Deb. Cv., 5.75%, 11/30/99) publishes Bibles and inspirational books and produces specialty gift items, all designed to appeal to the growing Christian and family-oriented lifestyle segments of our nation's population.

Shareholder Meeting - May 12, 1997

     The Annual Meeting of shareholders was held on May 12, 1997 at the Greenwich Library in Greenwich, Connecticut. At that meeting, shareholders elected Dugald A. Fletcher, Anthony R. Pustorino and E. Val Cerutti as Directors of the Convertible Securities Fund. A total of 4,887,660 votes, 4,868,821 votes and 4,884,983 votes were cast in favor of each Director and 227,264 votes, 246,103 votes and 229,942 votes were withheld for each Director, respectively.

     In addition, the shareholders elected Price Waterhouse LLP as the independent accountants for the Convertible Securities Fund for the year ending December 31, 1997. 4,934,918 votes were cast in favor of the approval of this proposal, 146,066 votes were cast against the proposal and 33,940 votes abstained.

     We thank you for your participation and appreciate your continued support.

Dividends

     The Fund recently distributed a dividend of $0.12 per share on June 27, 1997. For the twelve months ended June 30, 1997, the Fund distributed a total of $0.855 per share.

No Commission Purchases

     When the Convertible Securities Fund converted to closed-end status on March 31, 1995, we offered shareholders the opportunity to sell their shares at no commission for up to two years. On March 31, 1997, this ability to sell your convertible shares at no commission expired. However, we would like to offer shareholders the opportunity to buy shares at no commission for the next year through our Voluntary Cash Purchase Plan which is available every month. Please see the details of this Plan at the end of this report.

Internet

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

     As always, we are focusing on the individual assets in the Fund's portfolio. By concentrating on niche industry groups and individual companies that can do well independent of prevailing economic and broad market trends, we believe we are well-positioned to prosper, even in a less generous market environment. Our investment philosophy is simple and straightforward: buying good businesses cheap will generate consistently superior returns.


                                                    Sincerely,

                                                    /s/Mario J. Gabelli

                                                    Mario J. Gabelli
                                                    President and
                                                    Chief Investment Officer


August 1, 1997


--------------------------------------------------------------------------------
                          Top Ten Convertible Holdings
                                  June 30, 1997
Tambrands, Inc.                                    HSN,  Inc.
Mafco Consolidated Group, Inc.                     AirTouch Communications, Inc.
International Family Entertainment, Inc.           Thomas Nelson Inc.
Rhone-Poulenc Rorer, Inc.                          Chock Full o'Nuts Corporation
Fieldcrest Cannon, Inc.                            Sequa Corporation
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other considerations.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments -- June 30, 1997 (Unaudited)
================================================================================

  Principal                                                          Market
   Amount                                                            Value
  ---------                                                          -----
             CONVERTIBLE CORPORATE BONDS - 21.28%
             AUTOMOTIVE: PARTS AND ACCESSORIES - 0.20%
 $ 400,000   Exide Corporation
               Sub. Deb. Cv. 2.90% 12/15/05(b) ..............   $     248,500
                                                                -------------

             AVIATION: PARTS AND SERVICES - 1.27%
   242,000   Kaman Corporation
               Sub. Deb. Cv. 6.00%, 03/15/12 . ..............         226,270
 1,334,000   UNC, Inc.
               Sub. Deb. Cv. 7.50%, 03/31/06.. ..............       1,320,660
                                                                -------------
                                                                    1,546,930
                                                                -------------
             BUILDING AND CONSTRUCTION - 0.01%
    10,000   Holderbank Financiere Glarus AG
               4.50%, 08/11/08 ..............................          15,800
                                                                -------------
             BUSINESS SERVICES - 0.94%
   850,000   BBN Corporation
               Sub. Deb. Cv. 6.00%, 04/01/12 ................         821,313
   850,000   Builders Transport, Inc.
               Sub. Deb. Cv. 6.50%, 05/01/11 ................         331,500
                                                                -------------
                                                                    1,152,813
                                                                -------------
             CABLE DISTRIBUTION - 0.40%
   400,000   Comcast Corporation
               Sub. Deb. Cv. 1.125%, 04/15/07 ...............         228,000
   250,000   Comcast Corporation
               Sub. Deb. Cv. 3.375%, 09/09/05 ...............         262,500
                                                                -------------
                                                                      490,500
                                                                -------------
             COMPUTER SOFTWARE & SERVICES - 0.11%
    40,000   Sierra On-Line, Inc.
               Sub. Deb. Cv. 6.50%, 04/05/02 (b) ............         135,550
                                                                -------------
             CONSUMER PRODUCTS - 3.32%
   600,000   Borden, Inc.
               Sub. Deb. Cv. Zero Cpn, 05/21/02 (b) .........         411,000
 2,800,000   Fieldcrest Cannon, Inc.
               Sub. Deb. Cv. 6.00%, 03/15/12 ................       2,225,999
   564,000   Masco Corporation
               Sub. Deb. Cv. 5.25%, 02/15/12 ................         590,085
   100,000   Outboard Marine Corp.
               7.00%, 07/01/02 ..............................         100,000
   800,000   Standard Commercial Corporation
               Sub. Deb. Cv. 7.25%, 03/31/07 ................         724,000
                                                                -------------
                                                                    4,051,084
                                                                -------------
             CONSUMER SERVICES - 1.92%
$1,850,000   HSN, Inc. Sub. Deb. Cv.
               5.875%, 03/01/06 (b) .........................   $   2,349,500
                                                                -------------
             ELECTRONIC EQUIPMENT - 0.90%
   650,000   Pacific Scientific Company
               Sub. Deb. Cv. 7.75%, 06/15/03 ................         664,625
   400,000   Trans-Lux Corporation
               Sub. Deb. Cv. 7.50%, 12/01/06 ................         437,500
                                                                -------------
                                                                    1,102,125
                                                                -------------
             ENERGY - 1.71%
 1,100,000   Moran Energy, Inc.
               Sub. Deb. Cv. 8.75%, 01/15/08 ................      1,017,500
   600,000   Pennzoil Company
               Sub. Deb. Cv. 6.50%, 01/15/03 ................      1,065,720
                                                                -------------
                                                                    2,083,220
                                                                -------------
             ENTERTAINMENT - 0.70%
   500,000(a)Havas
               Sub. Deb. Cv. 3.00%, 12/31/97 ................         109,713
   560,000   Savoy Pictures Entertainment, Inc.
               Sub. Deb. Cv. 7.00%, 07/01/03 ................         481,600
   550,000   Time Warner, Inc. LYONS Sr.
               Sub. Notes Cv. Zero Cpn., 06/22/13 ...........         253,000
     5,000   WMS Industries, Inc.
               Sub. Deb. Cv. 5.75%, 11/30/02 ................           5,675
                                                                -------------
                                                                      849,988
                                                                -------------
             EQUIPMENT AND SUPPLIES - 1.95%
   100,000   Aeroquip-Vickers Inc.
               Sub. Deb. Cv. 6.00%, 10/15/02 ................         103,750
   474,980   Fedders Corporation
               8.50%, 06/15/12 ..............................         470,230
   625,000   Intermagnetics General Corporation
               Sub. Deb. Cv. 5.75%, 09/15/03 (b) ............         546,875
 1,250,000   Kollmorgen Corporation
               Sub. Deb. Cv.  8.75%, 05/01/09 ...............       1,262,500
                                                                -------------
                                                                    2,383,355
                                                                -------------
             FOOD AND BEVERAGE - 1.84%
   100,000   Boston Chicken, Inc.
               Sub. Deb. Cv. 4.50%, 02/01/04 ................          76,000
    50,000   Chiquita Brands International Inc.
               Sub. Deb. Cv. 7.00%,  03/28/01 ...............          47,063
 1,005,000   Chock Full o' Nuts Corporation
               Sub. Deb. Cv. 7.00%, 04/01/12 ................       1,011,281
 1,050,000   Chock Full o' Nuts Corporation
               Sub. Deb. Cv. 8.00%, 09/15/06 ................       1,107,750
                                                                -------------
                                                                    2,242,094
                                                                -------------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================

  Principal                                                          Market
   Amount                                                            Value
  ---------                                                          -----

             HEALTH CARE - 0.22%
 $ 300,000   Ivax Corp.
               Deb. Cv. 6.50%, 11/15/01 .....................   $     273,000
                                                                -------------
             HOTELS/GAMING - 0.61%
   700,000   Hilton Hotels Corporation
               Sub. Deb. Cv. 5.00%, 05/15/06 ................         749,000
                                                                -------------
             METALS AND MINING - 0.32%
   450,000   Coeur d'Alene Mines Corporation
               Sub. Deb. Cv. 6.00%, 06/10/02 ................         387,000
                                                                -------------

             PAPER AND FOREST PRODUCTS - 0.19%
   200,000   Riverwood International Corporation
               Sub. Deb. Cv. 6.75%, 09/15/03 ................         230,890
                                                                -------------
             PUBLISHING - 2.19%
   700,000   News America Holdings Inc.
               Sub. Deb. Cv. Zero Cpn., 03/31/02 ............         526,750
 2,100,000   Thomas Nelson, Inc.
               Sub. Deb. Cv. 5.75%, 11/30/99 (b) ............       2,141,999
                                                                -------------
                                                                    2,668,749
                                                                -------------
             REAL ESTATE/DEVELOPMENT  - 0.07%
   125,000   Rockefeller  Center Properties, Inc.
               Sub. Deb. Cv. Zero Cpn., 12/31/00 ............          85,313
                                                                -------------
             RETAIL - 1.95%
   146,000   Farah U.S.A., Inc.
               Sub. Deb. Cv. 8.50%, 02/01/04 ................         116,800
   380,000   Food Lion, Inc.
               Sub. Deb. Cv. 5.00% 06/01/03 (b) .............         400,900
 2,000,000   General Host Corporation
               Sub. Deb. Cv. 8.00%, 02/15/02 ................       1,630,000
   110,000   JumboSports, Inc.
               Sub. Deb. Cv. 4.25%, 11/01/00 ................          76,175
   200,000   RDM Sports Group, Inc.
               8.00%, 08/15/13 ..............................         154,500
                                                                -------------
                                                                    2,378,375
                                                                -------------
             TRANSPORTATION - 0.46%
   465,000   Greyhound Lines, Inc. Sub. Deb. Cv.
               8.50%, 03/31/07 ..............................         462,675
   150,000   WorldCorp, Inc.
               Sub. Deb. Cv. 7.00%, 05/15/04 ................          94,500
                                                                -------------
                                                                      557,175
                                                                -------------
             TOTAL CONVERTIBLE
             CORPORATE BONDS ................................      25,980,961
                                                                -------------

                                                                     Market
   Shares                                                            Value
  ---------                                                          -----

             CONVERTIBLE PREFERRED STOCKS - 11.17%
             AUTOMOBILE MANUFACTURERS - 0.52%
     5,000   Ford Motor Company
               $4.20 Cv. Pfd. Ser. A ........................  $     635,000
                                                               -------------
             AVIATION: PARTS AND SERVICES - 0.45%
     9,000   Kaman Corporation 6.50% Cv. Pfd. Ser. 2 ........        551,250
                                                               -------------
             BROADCASTING - 0.49%
    11,500   Granite Broadcasting Corporation Pfd. ..........        592,250
                                                               -------------
             CABLE - 0.57%
     6,000   Cablevision Systems Corporation
               8.50% Pfd. Ser. I ............................        162,750
    10,500   US West Inc.
               Cv. Pfd. Ser. D ..............................        528,281
                                                               -------------
                                                                     691,031
                                                               -------------

             CONSUMER PRODUCTS - 0.65%
     7,500   Fieldcrest Cannon, Inc.
               $3.00 Cv. Pfd. Ser. A ........................        345,000
    36,000   Kerr Group, Inc.
               Cl. B $1.70 Cv. Pfd. Ser. D ..................        450,000
                                                               -------------
                                                                     795,000
                                                               -------------
             DIVERSIFIED INDUSTRIAL - 0.11%
     1,000   GATX Corporation
               $2.50  Cv. Pfd. ..............................        140,000
                                                               -------------
             ENERGY - 1.73%
     6,000   Atlantic Richfield Company
               $2.80 Cv. Pfd. ...............................      2,070,000
     1,500   Mcdermott International, Inc.
               Pfd. A .......................................         47,438
                                                               -------------
                                                                   2,117,438
                                                               -------------
             EQUIPMENT AND SUPPLIES - 3.22%
    50,000   Fedders Corporation
               Cv. Pfd. .....................................        315,625
    25,000   Navistar International, Inc.
               $6.00 Cv. Pfd. Ser. G ........................      1,528,125
    24,000   Sequa Corporation
               $5.00 Cv. Pfd. ...............................      2,088,000
                                                               -------------
                                                                   3,931,750
                                                               -------------
             PUBLISHING - 0.50%
    10,000   Golden Books Family Entertainment, Inc.
               8.75% Cv. Pfd. (b) ...........................        613,750
                                                               -------------

    The accompanying notes are an integral part of the financial statements.

The Gabelli Convertible Securities Fund, Inc.
Portfolio of Investments (Continued) -- June 30, 1997 (Unaudited)
================================================================================

                                                                    Market
    Shares                                                          Value
    ------                                                          -----

             TELECOMMUNICATIONS - 1.17%
     3,000   Sprint Corporation
               $1.50 Cv. Pfd. Ser. 1 ........................   $    468,000
     2,200   Sprint Corporation
               $1.50 Cv. Pfd. Ser. 2 ........................        340,450
     8,000   Sprint Corporation
               8.25% Cv. Pfd. ...............................        289,000
     4,000   TCI Communications, Inc.
               4.25% Cv. Pfd. Ser. A ........................        173,000
     1,500   TCI Pacific Communications, Inc.
               5.00% Cv. Pfd. ...............................        154,500
                                                                ------------
                                                                   1,424,950
                                                                ------------
             WIRELESS COMMUNICATIONS - 1.76%
    44,000   AirTouch Communications Inc.
               6.00% Cv. Pfd. Cl. B .........................      1,254,000
    18,600   AirTouch Communications, Inc.
               4.25% Cv. Pfd. Cl. C .........................        892,800
                                                                ------------
                                                                   2,146,800
                                                                ------------
             TOTAL CONVERTIBLE
             PREFERRED STOCKS ...............................     13,639,219
                                                                ------------

             COMMON STOCKS  - 21.19%
             AUTOMOTIVE: PARTS AND ACCESSORIES - 1.14%
    59,982   GenCorp, Inc. ..................................      1,387,082
                                                                ------------
             BUSINESS SERVICES - 1.57%
    60,000   Prime Service, Inc.+ ...........................      1,916,250
                                                                ------------
             CABLE - 2.82%
   100,000   International Family
               Entertainment, Inc.+ .........................      3,437,500
                                                                ------------
             CONSUMER PRODUCTS - 7.92%
   110,400   Mafco Consolidated Group Inc. ..................      3,698,400
   120,000   Tambrands Inc. .................................      5,985,000
                                                                ------------
                                                                   9,683,400
                                                                ------------
             DIVERSIFIED INDUSTRIAL - 1.36%
    28,735   GATX Corporation ...............................      1,659,446
                                                                ------------
             ENERGY - 0.43%
     8,000   Exxon Corporation ..............................        492,000
     2,000   Santa Fe Energy Resources, Inc.+ ...............         29,375
                                                                ------------
                                                                     521,375
                                                                ------------

             EQUIPMENT AND SUPPLIES - 1.71%
   100,000   Giddings & Lewis, Inc. .........................      2,087,500
                                                                ------------

    Shares
      or
  Principal                                                         Market
    Amount                                                           Value
    ------                                                           -----

             HEALTH CARE - 2.95%
    15,000   Genentech, Inc. ................................   $    884,063
    30,000   Rhone-Poulenc Rorer, Inc. ......................      2,726,250
                                                                ------------
                                                                   3,610,313
                                                                ------------
             INSURANCE - 1.23%
    60,000   Integon Corp. ..................................      1,500,000
                                                                ------------
             METALS AND  MINING - 0.05%
     2,000   Freeport-McMoran  Copper & Gold, Inc.
               Cl. A+ .......................................         58,500
                                                                ------------
             REAL ESTATE - 0.01%
     2,000   Property Capital Trust .........................         12,750
                                                                ------------
             TOTAL COMMON STOCKS                                  25,874,116
                                                                ------------
             U.S. GOVERNMENT OBLIGATIONS - 45.83%
$56,150,000  U.S. Treasury Bills
               4.62% to 5.00%,
               due 07/10/97 to 08/21/97 .....................     55,966,141
                                                                ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS ....................................     55,966,141
                                                                ------------
             TOTAL
             INVESTMENTS -- 99.47%
               (Cost $115,151,199) ..........................    121,460,437
                                                                ------------
             Cash and Other Assets, in excess of
             Liabilities-- 0.53% ............................        643,659
                                                                ------------
             NET ASSETS -- COMMON STOCK
               (8,092,945 common
               shares outstanding) ..........................     92,104,096
                                                                ------------
             NET ASSETS -- PREFERRED STOCK
               (1,200,000 preferred
               shares outstanding) ..........................     30,000,000
                                                                ------------
             TOTAL NET ASSETS -- 100.00% ....................   $122,104,096
                                                                ============
             NET ASSET VALUE PER COMMON SHARE ...............         $11.38
                                                                      ======

-------------------
(a)- Principal amount denoted in French Francs.
(b)- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997 Rule 144A securities amounted to $6,856,074 or 5.6% of net assets.
     For Federal income tax purposes:
          Aggregate cost.............................   $115,151,199
                                                        ============
          Gross unrealized appreciation..............    $ 7,256,499
          Gross unrealized depreciation..............       (947,261)
                                                         -----------
          Net unrealized appreciation................    $ 6,309,238
                                                         ===========
+    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  The Gabelli Convertible Securities Fund, Inc.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)
================================================================================
Assets:
  Investments in securities, at value
    (Cost $115,151,199) .....................................     $ 121,460,437
  Cash ......................................................           231,591
  Receivable for investments sold ...........................         6,621,799
  Accrued interest receivable ...............................           392,098
  Dividends receivable ......................................           108,713
  Prepaid insurance .........................................            16,172
                                                                  -------------
    Total Assets ............................................       128,830,810
                                                                  -------------
Liabilities:
  Payable to Advisor ........................................            75,627
  Payable for investments purchased .........................         4,859,118
  Dividends payable .........................................         1,271,076
  Payable for offering costs (Preferred) ....................           441,987
  Other accrued expenses ....................................            78,906
                                                                  -------------
    Total Liabilities .......................................         6,726,714
                                                                  -------------
      Net Assets ............................................     $ 122,104,096
                                                                  =============
Net Assets Consist of:
  Cumulative Preferred Stock ($25 per
     share, 1,200,000 shares of preferred
     stock outstanding) .....................................     $  30,000,000
  Capital Stock, at par value ...............................             8,093
  Additional paid-in capital ................................        83,826,814
  Distributions in excess of net
    investment income .......................................          (703,887)
  Accumulated net realized gains on investments .............         2,663,740
  Net unrealized appreciation (depreciation)
    on investments and assets and liabilities
    denominated in foreign currencies .......................         6,309,336
                                                                  -------------
      Total Net Assets ......................................     $ 122,104,096
                                                                  =============
Net Asset Value Per Common Share ............................     $       11.38
                                                                  =============
  ($92,104,096 / 8,092,945 common shares outstanding;
  100,000,000 shares authorized of $0.001 par value)

Statement of Operations
For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================
Income:
  Interest ..................................................         $1,896,893
  Dividends .................................................            539,740
                                                                      ----------
    Total income ............................................          2,436,633
                                                                      ----------
Expenses:
  Investment advisory fee ...................................            450,311
  Printing and mailing ......................................             70,457
  Transfer and shareholder servicing agent ..................             38,446
  Directors' fees and expenses ..............................             30,000
  Legal and audit fees ......................................             20,642
  Custodian fees and expenses ...............................             16,309
  Miscellaneous .............................................             30,426
                                                                      ----------
    Total expenses ..........................................            656,591
                                                                      ----------
  Net investment income .....................................          1,780,042
                                                                      ----------
Net Realized and Unrealized
  Gain on Investments:
  Net realized gain on investments ..........................          2,727,769
  Net change in unrealized appreciation .....................          1,586,102
                                                                      ----------
  Net gain on investments ...................................          4,313,871
                                                                      ----------
  Net increase in net assets resulting
    from operations .........................................         $6,093,913
                                                                      ==========

Statement of Changes in Net Assets
================================================================================
                                               Six Months Ended    Year Ended
                                                June 30, 1997      December 31,
                                                 (Unaudited)          1996
                                                --------------    -------------
Increase (decrease) in Net Assets:
   Net investment income .....................   $   1,780,042    $   3,950,672
   Net realized gain on investments ..........       2,727,769        1,925,851
   Net realized gain on futures ..............            --             57,335
   Net change in unrealized appreciation .....       1,586,102          536,303
                                                 -------------    -------------
   Net increase in net assets
     resulting from operations ...............       6,093,913        6,470,161
                                                 -------------    -------------
   Distributions from net investment income ..      (1,942,307)      (3,950,672)
   Distributions from net realized gains .....            --         (1,982,772)
   Distributions in excess of net
     investment income .......................        (299,801)         (14,871)
                                                 -------------    -------------
                                                    (2,242,108)      (5,948,315)
                                                 -------------    -------------
   Net proceeds of issuance of preferred stock      28,593,000             --
                                                 -------------    -------------
     Net increase in net assets ..............      32,444,805          521,846
Net Assets:
   Beginning of period .......................      89,659,291       89,137,445
                                                 -------------    -------------
   End of period .............................   $ 122,104,096    $  89,659,291
                                                 =============    =============

    The accompanying notes are an integral part of the financial statements.

                  The Gabelli Convertible Securities Fund, Inc.
                    Notes to Financial Statements (Unaudited)

1. Organization

     The Gabelli Convertible Securities Fund, Inc. (the "Fund") is a closed-end diversified management investment company whose objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Corporation was incorporated in Maryland on December 19, 1988 as an open-end diversified management investment company and commenced operations on July 3, 1989. The Board of Directors, upon approval at a special meeting of shareholders held on February 17, 1995, voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. Significant Accounting Policies

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Fund.

     Security Valuation. Readily marketable securities traded on a national securities exchange or admitted to trading on the NASDAQ National Market List are valued at the last reported sales price on the business day as of which such value is determined. Securities for which no sale was reported on that date and over-the-counter securities not included in the NASDAQ National Market List are valued at the mean between the last bid and asked prices. United States government obligations and other debt instruments having 60 days or fewer remaining until maturity are stated at amortized cost (which approximates market value). Debt instruments having a remaining maturity of more than 60 days will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the direction of the Fund's Board of Directors, designed to reflect in good faith the fair value of such securities.

     Foreign Currency. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses which result from changes in the value of foreign currencies and net other assets have been included in unrealized appreciation/depreciation on investments. Realized gains and losses on investments include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest, dividends, and expenses originally recorded on the books of the Fund and the amounts actually received or paid.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Forward Foreign Currency Contracts. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                  The Gabelli Convertible Securities Fund, Inc.
              Notes to Financial Statements (Unaudited) (Continued)

     At June 30, 1997, the Fund had short positions in the following forward foreign currency contracts.

                                         Settlement                   Unrealized
    Amount          Foreign Currency       Date           Value          Loss
    ------          ----------------       ----        ----------        ----
 1,697,809,127      Sell Italian Lira    07/08/97      $1,000,477        $766

     Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are, in the opinion of Fund management, economically appropriate to the reduction of risks involved in the management of the Fund. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. For the six months ended June 30, 1997 there were no futures contracts outstanding.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Short Sales. The Fund may make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in positions in the same or similar securities. A short sale is a transaction in which the Fund sells securities it may or may not own in anticipation of a decline in the market price of the securities. To complete a short sale on securities that it may or may not own, the Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund must pay any dividends or interest payable on securities while those securities are in a short position.

     Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited and therefore exceed the liability reflected in the financial statements, whereas losses from purchases can equal only the total amount invested.

     Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates) with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

     Dividends and Distributions to Shareholders. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, temporary differences and differing characterization of distributions made by the Fund. Tax basis return of capital distributions have been recorded as an adjustment to paid-in capital. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 3.

     Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

                  The Gabelli Convertible Securities Fund, Inc.
              Notes to Financial Statements (Unaudited) (Continued)

3. Capital

     The Articles of Incorporation, dated December 19, 1988, permit the Fund to issue 100,000,000 (par value $0.001) common stock. On May 9, 1997, the Board of Directors authorized the issuance of 1,200,000 shares (par value $.001) of 8% Cumulative Preferred Stock ("Preferred Stock"). The Preferred Stock is redeemable at $25.00 per share plus any accumulated or unpaid dividends, whether or not earned or declared, if certain requirements relating to the assets and liablilites of the Fund as set forth in the Articles of Incorporation are not satisfied.

     The Fund shall not declare dividends or make other distributions on shares of common stock or purchase any such shares if at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the Investment Company Act of 1940 requires that along with approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

4. Purchases and Sales of Securities

     Purchases and sales of securities for the six months ended June 30, 1997, other than U.S. government obligations and short-term securities, aggregated $91,890,748 and $89,029,778 respectively.

5. Investment Advisory Contract

     The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers, required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets. In addition, the Advisor has agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate liquidation preference ($30 million) of the Cumulative Preferred Stock for any calendar year in which the total return of the Fund, including distributions and the advisory fee subject to potential waiver, allocable to common stock is less than the stated dividend rate (8%) of the Cumulative Preferred Stock. During the six months ended June 30, 1997, the advisory fee was reduced by $36,986 pursuant to this agreement

6.  Transactions with Affiliates

     The Fund paid brokerage commissions during the six months ended June 30, 1997 of $28,615 to Gabelli & Company, Inc. and its affiliates.

                  The Gabelli Convertible Securities Fund, Inc.
                        Financial Highlights (Unaudited)

Selected data for a share of capital stock outstanding throughout each period:

                                                 Six Months                           Year Ended December 31,
                                                    Ended          ---------------------------------------------------------------
                                                June 30, 1997       1996          1995          1994           1993          1992
                                                -------------      ------        ------        ------         ------        ------
Operating Performance:
  Net asset value, beginning of period .........  $  11.08        $ 11.01       $ 10.60       $  11.52       $  11.45      $ 10.91
                                                  --------        -------       -------       --------       --------      -------
  Net investment income ........................      0.22           0.49          0.53           0.69           0.76         0.65
  Net realized and unrealized gain (loss)
     on securities .............................      0.49           0.31          1.03          (0.71)          0.74         0.76
  Offering expenses charged to capital surplus .     (0.17)            --            --             --             --           --
                                                  --------        -------       -------       --------       --------      -------
  Total from investment operations .............      0.54           0.80          1.56          (0.02)          1.50         1.41
                                                  --------        -------       -------       --------       --------      -------
Less Distributions:
  Dividends from net investment income .........     (0.24)         (0.49)        (0.53)         (0.69)         (0.76)       (0.65)
  Distributions from net realized gain
     on investments ............................        --          (0.24)        (0.56)         (0.21)         (0.67)       (0.22)
  Distributions in excess of net
     investment income .........................        --             --         (0.02)            --             --           --
  Distributions in excess of net
     realized gains ............................        --             --         (0.01)            --             --           --
  Distributions from paid-in capital ...........        --             --         (0.03)            --             --           --
                                                  --------        -------       -------       --------       --------      -------
  Net asset value, end of period ...............  $  11.38        $ 11.08       $ 11.01       $  10.60       $  11.52      $ 11.45
                                                  ========        =======       =======       ========       ========      =======
  Market value, end of period ..................  $   9.88        $  9.25       $ 10.75             --             --           --
                                                  ========        =======       =======       ========       ========      =======
  Total Net Asset Value Return+(a) .............       5.2%           8.4%         15.0%          (0.2)%         13.1%        13.0%
  Total Investment Return+(b) ..................       9.4%          (7.3)%        12.3%            --             --           --
Ratios to average net assets/supplemental data:
  Net assets, end of period (in thousands) .....  $122,104        $89,659       $89,137       $112,090       $108,674      $92,541
  Ratio of operating expenses to
     average net assets(c) .....................      1.34%          1.45%         1.56%          1.31%          1.38%        1.40%
  Ratio of net investment income (loss)
    to average net assets ......................      3.65%          4.33%         4.60%          4.77%          4.58%        5.53%
  Portfolio turnover rate ......................       145%           114%          140%            67%            45%          32%
  Average commission rate(d) ...................  $0.03718        $0.0423            --             --             --           --

---------------
+ Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions.
(a) Based on net asset value per share, adjusted for reinvestment of all distributions.
(b) Based on net asset value per share through March 31, 1995, the date of conversion of the Fund to closed-end status, and market value thereafter, adjusted for reinvestment of all distributions.
(c) Includes, for 1995, a current period expense associated with the conversion of the Fund to closed-end Status. Without the conversion expense, this ratio would have been 1.28% in 1995. Includes, for 1997, the advisory fee reduction on incremental assets raised through the issuance of preferred shares of $36,986. Without this advisory fee reduction, this ratio would have been 1.42%.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

The accompanying notes are an integral part of the financial statements.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

     It  is  the  Policy  of  The  Gabelli  Convertible  Securities  Fund,  Inc.
("Convertible Securities Fund") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Convertible Securities Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Convertible Securities Fund to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Convertible Securities Fund. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                  The Gabelli Convertible Securities Fund, Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact State Street at 1 (800) 336-6983.

     Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

Voluntary Cash Purchase Plan

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Convertible Securities Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Convertible Securities Fund shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. The Fund's Advisor, Gabelli Funds, Inc., has arranged that these purchases will be executed at no commission through December 31, 1997. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Convertible Securities Fund.

                             DIRECTORS AND OFFICERS
                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
   President and Chief Investment Officer

E. Val Cerutti
   Chief Executive Officer
   Cerutti Consultants, Inc.

Felix J. Christiana
   Former Senior Vice President
   Dollar Dry Dock Savings Bank

Anthony J. Colavita, P.C.
   Attorney-at-Law
   Anthony J. Colavita, P.C.

Dugald A. Fletcher
   President, Fletcher & Company, Inc.

Karl Otto Pohl
   Former President, Deutsche Bundesbank

Anthony R. Pustorino
   Certified Public Accountant
   Professor, Pace University

Anthonie C. van Ekris
   Managing Director
   BALMAC International, Inc.

Salvatore J. Zizza
   Chairman & Chief Executive Officer
   The Lehigh Group, Inc.

Officers and Portfolio Managers

Mario J. Gabelli, CFA
   President & Chief Investment Officer

Bruce N. Alpert
   Vice President & Treasurer

Peter W. Latartara
   Assistant Vice President

A. Hartswell Woodson, III
   Associate Portfolio Manager

James E. McKee
   Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Custodian, Transfer Agent and Registrar

State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Stock Exchange Listing

NYSE-Symbol: GVC
Shares Outstanding 8,092,945

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Convertible Securities Funds," in Saturday's The New York Times and Monday's in The Wall Street Journal.

It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Convertible Securities Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit our Internet homepage at: http://www.gabelli.com, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Convertible Securities Fund may from time to time purchase shares of its capital stock in the open market when the Convertible Securities Fund shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
One Corporate Center
Rye, NY 10580-1434
914-921-5070
http://www.gabelli.com




                                                  Semi-Annual Report
                                                  June 30, 1997